UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): March 12, 2010 (March 8, 2010)

CHINA TMK BATTERY SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-139660	98-0506246
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Sanjun Industrial Park
No. 2 Huawang Rd., Dalang Street
Bao'an District, Shenzhen 518109
People's Republic of China
(Address of principal executive offices)

(86) 755 28109908
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.     Change in Registrant's Certifying Accountant.

On March 4, 2010, China TMK Battery Systems, Inc. (the "Company") reported a change of independent auditors, effective immediately, from Child, Van Wagoner & Bradshaw, PLLC, to Kempisty & Company Certified Public Accountants P.C. ("Kempisty"). On March 8, 2010, the Company was notified that, Kempisty has entered into a contractual agreement with MaloneBailey, LLP ("MaloneBailey"), whereby MaloneBailey will assume Kempisty’s role and become the Company’s new independent accounting firm.

During the last two fiscal years ended December 31, 2008 and December 31, 2007, Kempisty did not conduct any audits or complete any audit reports on the Company’s financial statements. However, Kempisty did conduct an audit and completed an audit report on the financial statements of the Company’s subsidiaries, Leading Asia Pacific Investment Limited, as of and for the year ended December 31, 2008, and TMK Power Industries (SZ) Co., Ltd., as of and for the years ended December 31, 2008 and December 31, 2007, which reports did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s most two recent fiscal years ended December 31, 2008 and 2007 and through March 8, 2010, the Company did not consult with MaloneBailey on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and MaloneBailey did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

In connection with the audits of the financial statements of the Company’s subsidiaries for the fiscal years ended December 31, 2008 and 2007 and through the date of this Current Report, there were: (i) no disagreements between the Company and Kempisty on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Kempisty, would have caused Kempisty to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Kempisty a copy of the disclosures in this Form 8-K and has requested that Kempisty furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Kempisty agrees with the Company’s statements in this Item 4.01(a). A copy of the letter dated March 12, 2010, furnished by Kempisty in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(c)     Exhibits

Exhibit No.	Description
16.1	Letter of Kempisty & Company, dated March 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2010	CHINA TMK BATTERY SYSTEMS INC.

By:/s/ Henian Wu
Henian Wu
Chairman

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of Kempisty & Company, dated March 12, 2010.